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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 25, 2005


                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)



          Bermuda                        001-16625               98-0231912
(State or other jurisdiction)    (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

                                 50 Main Street
                          White Plains, New York 10606
               (Address of principal executive offices) (Zip Code)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Item 1.01        Entry into a Material Definitive Agreement.

              On February 24, 2005, the compensation committee (the "Committee") of the Board of Directors (the "Board") of Bunge Limited ("Bunge") made the following decisions regarding the compensation of the executive officers who were named in the Summary Compensation Table of Bunge's Proxy Statement for 2004 and those who are expected to be Named Executive Officers in Bunge's Proxy Statement in 2005 (together, the "Named Executive Officers").

1. Adoption of Annual Incentive Plan and 2005 Performance Measures for the Annual Incentive Plan and the Equity Incentive Plan
   -----------------------------------------------------------------------

         Annual Incentive Plan
         ---------------------

              At the meeting of the Board of Directors of Bunge held on February 24 and 25, 2005, the Board of Directors, based on the recommendation of the Committee, adopted the Bunge Limited Annual Incentive Plan (the "AIP") under which participating Named Executive Officers are eligible to receive annual cash bonuses based upon the achievement of certain pre-established financial and non-financial performance measures relating to Bunge and individual performance measures during the preceding calendar year.

              The AIP has been established to attract and retain employees of outstanding competence and to provide greater motivation to certain employees while directing their energies towards the achievement of specific business goals relating to Bunge. Employees of Bunge and its eligible subsidiaries who are recommended by the Chief Executive Officer of Bunge, and are approved by the Committee, are eligible to participate in the AIP. A target award is established for each participant at the beginning of each plan year based upon a participant's base salary and job level. The award earned will be based upon the level of achievement of the performance measures, as determined by the Committee at the end of each plan year.

              The maximum amount payable under the AIP to a participant for any calendar year will be $4,000,000. No bonuses under the AIP have yet been earned by any of the participants, as the performance period has not yet passed, therefore, the amount of the awards which ultimately may be payable for calendar year 2005 (or any subsequent year) cannot be determined at this time. However, no award for 2005 (or any subsequent year) will exceed the plan limit specified above. A copy of the AIP will be filed as an Exhibit to Bunge's 2004 Annual Report on Form 10-K and will be submitted for shareholder approval at Bunge's 2005 annual general meeting of shareholders.

         2005 Performance Measures
         -------------------------

              Also at the Committee meeting, the Committee adopted performance measures that will apply to compensation paid to the Named Executive Officers in 2005 pursuant to the recently adopted AIP and the Equity Incentive Plan. The performance measures used in 2005 for the AIP will be based upon return on net assets and income from continuing operations for each Named Executive Officer except Mr. Gwathmey. Mr. Gwathmey's 2005 performance measure for the AIP will be based upon the return on net assets and operating profit of the operating unit for which he is responsible. The 2005 performance measures for Performance-Based Restricted Stock Units ("PBRSUs") awarded under the Equity Incentive Plan will be based upon the cumulative earnings per share of Bunge for the three-year performance period beginning on January 1, 2005. At its annual general meeting to be held on May 27,

2005, Bunge will also request approval from its shareholders for the performance measures that will apply to performance based awards granted under the Equity Incentive Plan for 2005 and subsequent years.

2. Payout of Equity Awards for 2002
   --------------------------------

              At the Committee meeting, the Committee certified the achievement of certain performance measures established in 2002 for the PBRSUs and, upon settlement of the PBRSUs, our Named Executive Officers received, cash, Bunge common shares or a combination thereof, as follows:

         Performance-Based Restricted Stock Units Settlement
         ---------------------------------------------------

         Name                          Cash Amount            Number of Shares
         ----                          -----------            ----------------

         Alberto Weisser               $1,805,962                  35,664

         Archibald Gwathmey            $1,203,975                     638

         William Wells                 $1,203,975                     638

         Andrew J. Burke               $200,662                     3,962

         Joao Fernando Kfouri          $401,325                       212

         Flavio Sa Carvalho            $642,120                       340


              The performance measures that were achieved with respect to the PBRSUs related to Bunge's cumulative earnings per share for the three-year performance period ending on December 31, 2004.

3. Payout of Annual Bonuses for 2004
   ---------------------------------

              Also at the Committee meeting, the Committee certified the achievement of certain performance measures established at the beginning of 2004 and our Named Executive Officers received the following cash bonuses:

         Cash Bonuses for 2004
         ---------------------

         Name                                        Amount
         ----                                        ------

         Alberto Weisser                             $3,000,000

         Archibald Gwathmey                          $1,000,000

         William Wells                               $800,000

         Andrew J. Burke                             $400,000

         Joao Fernando Kfouri                        $500,000

         Flavio Sa Carvalho                          $520,000

              The performance measures that were achieved with respect to the cash bonus awards related to return on net assets, income from continuing operations or operating profit, as described in paragraph 1 above under "2005 Performance Measures."

4. Equity Awards for 2005
   ----------------------

         2005 Stock Options
         ------------------

              At the Committee meeting, the Committee decided to grant the following stock option awards to our Named Executive Officers:

         Name                                        Amount
         ----                                        ------

         Alberto Weisser                             95,000

         Archibald Gwathmey                          22,000

         William Wells                               22,000

         Andrew J. Burke                             11,400

         Joao Fernando Kfouri                        8,000

         Flavio Sa Carvalho                          11,400

              The stock option awards were granted to our Named Executive Officers as of February 25, 2005. The exercise price of the options was fixed on the date of the grant, February 25, 2005, based on the average of the high and low prices of Bunge common shares as of the close of business on that date. The stock options will vest in three equal installments on each of February 25, 2006, 2007 and 2008 and will expire on February 24, 2015.

         2005 Performance-Based Restricted Stock Units
         ---------------------------------------------

              At the Committee meeting, the Committee also decided to grant the following awards of PBRSUs to the Named Executive Officers:

         Name                                        Amount
         ----                                        ------

         Alberto Weisser                             38,000

         Archibald Gwathmey                          9,000

         William Wells                               9,000

         Andrew J. Burke                             4,600

         Joao Fernando Kfouri                        3,000

         Flavio Sa Carvalho                          4,600

              The PBRSUs awards were granted as of February 25, 2005 and will fully vest following the third anniversary of the date of their grant, subject to the Named Executive Officer's continued employment with Bunge and the satisfaction of the pre-established performance measures. Beginning with the PBRSUs granted in 2005, vested PBRSU awards will be settled in Bunge common shares only.

5. Restricted Stock Unit Awards
   ----------------------------

              At the Committee meeting, the Committee decided to award our Named Executive Officers a one-time grant of time vested restricted stock units (the "2004 Special Recognition Awards") in recognition of Bunge's financial results in 2004. Our Named Executive Officers received 2004 Special Recognition Awards in the following amounts:

         Name                                        Amount
         ----                                        ------

         Alberto Weisser                             22,000

         Archibald Gwathmey                          8,000

         William Wells                               8,000

         Andrew J. Burke                             4,000

         Joao Fernando Kfouri                        4,000

         Flavio Sa Carvalho                          4,000


              The 2004 Special Recognition Awards were made as of February 25, 2005. The Special Recognition Awards will vest on February 25, 2010.

6. Non-Employee Directors' Compensation
   ------------------------------------

              On February 25, 2005, the Board approved modifications to the compensation paid to non-employee members of Bunge's Board. For 2005, non-employee directors will receive an annual stock option award equal to 5,500 of Bunge's common shares and an initial stock option award equal to 7,500 of Bunge's common shares upon their appointment or election to the Board. Previously, non-employee directors received an annual stock option award equal to 7,200 of Bunge's common shares and an initial stock option award equal to 9,000 of Bunge's common shares upon their appointment or election to the Board. The other components of the non-employee directors' compensation remain unchanged from the amounts in effect for 2004 and consist of the following:

    o    Annual retainer fee of $60,000;
    o A fee of $10,000 per year for service as committee chair on any of our committees, except for the Chair of the audit committee, who receives $20,000 per year for his services due to the added workload and responsibilities of this committee; and/or

    o A fee of $5,000 per year for service as a member on any of our committees, except for the members of the audit committee, who each receive $10,000 per year for their services due to the added workload and responsibilities of this committee.

              Although directors do not receive an annual Board or committee meeting attendance fee, if the Board and/or a committee meets in excess of five times in a given year, each non-employee director receives a fee of $1,000 for attendance at each such additional meeting of the Board and $1,000 per day of meetings for attendance at committee meetings. In addition, non-employee directors receive $250 for each Board or committee meeting held by teleconference, if the number of Board or committee meetings has exceeded five for the relevant year. We also reimburse our non-employee directors for reasonable expenses incurred by them in attending Board meetings, committee meetings or our annual shareholder meetings.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   March 2, 2005.


                                  Bunge Limited
                                  (Registrant)


                             By: /s/ Carla L. Heiss
                                 -----------------------------
                                 Name:  Carla L. Heiss
                                 Title: Assistant General Counsel